UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 7, 2005

PIER 1 IMPORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7832	75-1729843

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102

(Address of principal executive offices, including zip code)

(817) 252-8000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 7, 2005, subsidiaries of Pier 1 Imports, Inc. (the “Company”) entered into amendments to two of the agreements relating to the securitization of the Company’s proprietary credit card receivables. The Certificate Purchase Agreement dated as of September 4, 2001 (as theretofore amended, the “Purchase Agreement”) among Pier 1 Funding, L.L.C., Pier 1 Imports (U.S.), Inc., Delaware Funding, LLC, the Class A Purchasers, and J.P. Morgan Chase Bank, N.A., as agent, was amended to extend the Commitment Expiration Date (as defined in the Purchase Agreement) until September 6, 2006, subject to further extension. In addition, the 2001-1 Supplement dated as of September 4, 2001 (as theretofore amended, the “Supplement”) to the Pooling and Servicing Agreement dated as of February 12, 1997 among Pier 1 Funding, L.L.C., Pier 1 Imports (U.S.), Inc. and Wells Fargo Bank Minnesota, National Association, as Trustee, was amended to increase the amount of Class B Certificates that would be required to be held by Pier 1 Funding for the benefit and protection of Class A Certificate holders from approximately $9 million to approximately $13 million in the event that Pier 1’s senior unsecured debt rating falls below BB by Standard & Poor’s or Ba2 by Moody’s. Moreover, the Supplement was amended to reduce the senior unsecured debt rating required to be maintained by Pier 1 in order to avoid the payment of the Class A Certificates from BB by Standard & Poor’s or Ba2 by Moody’s to B+ or B1 (or the withdrawal of rating by either rating agency).
Copies of the Fifth Amendment to Purchase Agreement and Fifth Amendment to Supplement are included as Exhibits to this Form 8-K Report.
Item 9.01 Financial Statements and Exhibits
Exhibit 10.1 Fifth Amendment Agreement (Purchase Agreement) dated as of September 7, 2005 by and among Pier 1 Funding, L.L.C., Pier 1 Imports (U.S.), Inc., the Class A Purchasers and J.P. Morgan Chase Bank, N.A., as agent.
Exhibit 10.2 Fifth Amendment Agreement (Supplement) dated as of September 7, 2005 by and among Pier 1 Funding, L.L.C., Pier 1 Imports (U.S.), Inc. and Wells Fargo Bank, Minnesota, National Association, as trustee.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2005	PIER 1 IMPORTS, INC.
	By:	/s/ J. Rodney Lawrence
J. Rodney Lawrence, Executive Vice
President and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Fifth Amendment Agreement (Purchase Agreement) dated as of September 7, 2005 by and among Pier 1 Funding, L.L.C., Pier 1 Imports (U.S.), Inc., the Class A Purchasers and J.P. Morgan Chase Bank, N.A., as agent.

10.2	Fifth Amendment Agreement (Supplement) dated as of September 7, 2005 by and among Pier 1 Funding, L.L.C., Pier 1 Imports (U.S.), Inc. and Wells Fargo Bank, Minnesota, National Association, as trustee.